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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Report for Event:    June 13, 1996
                                         -----------------------




                              Edelbrock Corporation
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                 0-24802                  33-0627520
     --------------------     --------------------     -------------------
     (State or other               (Commission         (IRS Employer
     jurisdiction of                File No.)          Identification No.)
     incorporation)



          2700 California Street, Torrance, CA              90503
          -------------------------------------------------------------
          (Address of principal executive offices)        (Zip Code)



     Registrant's telephone number, including area code:    310-781-2222
                                                         -------------------



                                 Not Applicable
                   ------------------------------------------
                            (Former name and address)



                    This Report Consists of  3  Pages
                                            ---

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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.



ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.



ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.



ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.



ITEM 5.   OTHER EVENTS.

          On June 13, 1996 Mr. Aristedes (Arty) Feles was appointed Vice President/Finance, Chief Financial Officer and Director. He replaces
          A. S. Hollis who formally held those positions. Also, on the same date, Cathleen A. (Camee) Edelbrock was appointed Corporate
          Secretary.  She replaces A. S. Hollis who formally held that position.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          None


ITEM 8.   CHANGE IN FISCAL YEAR.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.





Date:     June 18, 1996   , 1996             By:  /s/Jeffrey L. Thompson
          ---------------                         ------------------------------
                                                  Jeffrey L. Thompson,

                                             Its: Executive Vice President
                                                  Chief  Operating Officer and
                                                  Director